LEASE ASSIGNMENT AND ASSUMPTION AGREEMENT

THIS LEASE ASSIGNMENT AND ASSUMPTION AGREEMENT (this "Agreement") made this ___day of March, 2002 by and between Webb Mortgage Corporation, hereinafter referred to as "Assignor", and Mizner Grande Realty, Inc., a Florida corporation , hereinafter referred to as "Assignee/Lessee", and consented to by East Boca Plaza Associates, Ltd. A Florida Limited Partnership, the owner of the leased premises herein assigned, and hereinafter referred to as "Landlord".

         WHEREAS, East Boca Plaza Associates, Ltd. A Florida Limited Partnership, and Webb Mortgage Corporation entered into a Lease Agreement dated May 1, 1997 (the "Lease") for the premises located at 155 NE Spanish River Boulevard, Boca Raton, Florida 33431 (the "Premises") terminating on August 31, 2003 and;

         WHEREAS Assignor desired to assign, and Assignee/Lessee desires to assume the rights, duties, and liabilities of Assignor pursuant to the Lease thereunder; and Landlord agrees to consent to such assignment in writing as required by the Lease.

         THEREFORE, for and in consideration of the mutual covenants contained herein, and other goods and valuable consideration, the receipts, sufficiency and adequacy of which are hereby acknowledged, the parties agree as follows:

1) Assignor does grant, convey, and assign to Assignee/Lessee the Lease interest described above, this Assignment to be effective as of the 15th day of April, 2002, as well as all rights and property of Assignor respecting the Premises.

2) Assignee/Lessee agrees to assume such Lease during the remaining term, and any renewals thereof, and shall assume all rights and duties and obligations required of Assignor under the Lease both prior and subsequent to all the terms and conditions of the Lease and specifically assumes all rights, duties and liabilities of the Lease Agreement between East Boca Plaza Associates, Ltd., a Florida Limited Partnership, and Webb Mortgage Corporation.

3) Landlord hereby consents to the assignment and transfer of the Lease to Assignee/Lessee and releases Webb Mortgage Corporation and Byron J. Webb from any further obligations under the Lease.

4) Assignee/Lessee has deposited with Landlord security deposit in the amount equal to the sum of $4,278.02 ("Security Deposit"). The Security Deposit hall sever as security for the prompt, full and faithful performance by advance rent deposit or a measure of Landlord's damages in the case of Assignee/Lessee of the terms and provisions of this Lease and not as an advance rent deposit or a measure of Landlord's damage in the case of hereunder or in the event that Assignee/Lessee's default. In the event that there is an Event of default upon the expiration of the Least Term, Landlord any use or apply the whole or any part of the Security of the Lease Term, Landlord may use or apply the whole or any part of the Security Deposit for payment of Assignee/Lessee's obligations hereunder.

The use or application of Security Deposit or any portion thereof shall be at Landlord's option and shall not prevent Landlord from exercising any other right or remedy provided hereunder or under applicable law and shall not be construed as liquidated damages. In the vent the Security Deposit is redueced by such use or application, Assignee/Lessee shall deposit with Landlord within ten (10) days after written notice, an amont sufficient to restore the full aont of the Security Deposit. Landlord shall not be required to keep the Security Deposit separate from Landlord's general funds or pay interest on the Security Deposit. Any remaining portion of the security Deposit shall be returned to Assignee/Lessee within sixty (60) days after the expiration of the Lease Term. Landlord may deliver the Securtiy Deposit to any purchaser of or successor to Landlord's interst in this Lease or the Presmises, who will assume Landlord's responsibilites with respect therto, and thereupon Landlord shall be discharged from all liabilty with respect to the Security Deposit.

5) Assignee/Lessee hereby acknowledges that it has had an opportunity to fully inspect the Premises and hereby accepts the same in its existing "As-is" "Where-Is" condition, without any representation or warranties by Landlord.

6) Assignee/Lessee hereby acknowleges that it has had an opportunity to fully review the Lease between East Boca Plaza Associates, Ltd. A Florida Limited Partnership and Webb Mortgage Corporation dated May 1, 1997 for the premises located at 155 NE Spanish River Boulevard, Boca Raton, Florida 33431.

7) Assignee/Lessee herby agrees to conduct its business in the Premises undfer the name of or trade name of Mizner Grand Realty, Inc.

8) Article 26, Section 26.20 of the Lease is herbby deleted in its entirety.

9) Assigned/Lessee hereby agrees that it will not be open for business to the public at the Premises between the hours of 5:30 p.m. through 3:00 a.m. Monday through Sunday. The foregoing is a material inducement for Landlord to consent to this Agreement. Failure of Assignee/Lessee to strictly adhere to the provisions of this Section will result in damages to Landlord, including, without limitation, dimished saleability, mortgage ability and economic value.

10) In the event of any conflict between the terms and provisions of the Lease and provisions of this Agreement, the terms and provisions of this Agreement shall control.

11) Expect as modified hereby, the Lease, shall remain in full force and effect in accordance with the terms thereof.

IN WITNESS WHEREOF, the parties hereto have set their hands and seals the day and year first above written.

WITNESSES:                                  ASSIGNOR:
                                            WEBB MORTGAGE COMPANY
/s/  Andrea Webb
--------------------------------

Andrea Webb                                 /s/
--------------------------------            ------------------------------------
Print Name                                  Byron J. Webb President

/s/
--------------------------------

Neil Moore
--------------------------------
Print Name


                                            ASSIGNEE/LESSEE:
                                            MIZNER GRANDE REALTY, INC., a
                                            Florida corporation
/s/
--------------------------------

Illegible                                   /s/
--------------------------------            ------------------------------------
Print Name                                  Ari Albinder, President

/s/
--------------------------------


Illegible
--------------------------------
Print Name

                                            LANDLORD: East Boca Plaza
                                            Associates, Ltd. A Florida Limited
                                            Partnership by its General Partner
                                            East Boca Plaza Associates, Inc., a
                                            Florida corporation, General Partner


/s/
--------------------------------            ------------------------------------
                                            Jonathan Silverman

--------------------------------
Print Name

/s/
--------------------------------
Print Name